AMERICAN CENTURY MUTUAL FUNDS, INC.

PROSPECTUS SUPPLEMENT

GROWTH * ULTRA[reg. mark] * SELECT * VISTA * HERITAGE

Supplement dated March 21, 2000 * Prospectus dated March 1, 2000

SPECIAL MEETING OF SHAREHOLDERS

The Board of Directors has requested the following matter be submitted to shareholders of the Select Fund and Heritage Fund for approval at a special meeting of shareholders to be held June 16, 2000. The Board has proposed a change in the investment policy of the funds that would eliminate the dividend-paying securities restriction. The investment manager requested this change to allow the funds to seek investments in successful companies regardless of their dividend-paying histories. No other change has been proposed.

The record date for the meeting is April 14, 2000. If you own shares of either fund as of the close of business that date, you will be entitled to vote at the meeting. Proxy materials containing more information about these proposals are expected to be sent to shareholders on or about April 28, 2000. If approved by shareholders, the new investment strategy would become effective on June 19, 2000.

The following replaces the chart on page 13 of the Investor Class prospectus.

MINIMUM INITIAL INVESTMENT AMOUNTS

To open an account, the minimum investments are:
------------------------------------------------
Individual or Joint                    $2,500
Traditional IRA                        $1,000
Roth IRA                               $1,000
Education IRA                          $  500
UGMA/UTMA                              $2,500
403(b)                                 $1,000(1)
Qualified Retirement Plans             $2,500(2)

1 For each fund you select, American Century will waive the fund minimum if you make a contribution of at least $50 a month. If your contribution is less than $50, you may make only one fund choice.

2 The minimum investment requirements may be different for some types of retirement accounts.

The sixth paragraph on page 10 of the Institutional Class prospectus is deleted.

The third sentence of the sixth paragraph on page 14 of the Institutional Class prospectus and page 12 of the Advisor Class prospectus is deleted.

SH-SPL-20088   0003